UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 4, 2012

NuStar Energy L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-16417	74-2956831
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19003 IH-10 West
San Antonio, Texas 78257
(Address of principal executive offices)

(210) 918-2000
(Registrant’s telephone number, including area code)

2330 North Loop 1604 West
San Antonio, Texas 78248
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01              Regulation FD Disclosure.

Senior management of NuStar Energy L.P. (the “Partnership”) will make a presentation (the “Presentation”) to investors on Tuesday, December 4, 2012 at the 11th Annual Wells Fargo Pipeline and MLP Symposium in New York City, New York at 4:05 p.m. (Eastern Time).  The slides attached to this report were prepared in connection with the Presentation.  The slides are included in Exhibit 99.1 to this report and are incorporated herein by reference.  The slides will be available on the Partnership’s website at www.nustarenergy.com.  Additionally, a live audio webcast and replays of the Presentation will be available beginning at approximately 4:05 p.m. (Eastern Time) on December 4, 2012 on the “Investors” section of the Partnership’s website at www.nustarenergy.com.

The information in this report is being furnished, not filed, pursuant to Regulation FD.  Accordingly, the information in Items 7.01 and 9.01 of this report will not be incorporated by reference into any registration statement filed by the Partnership under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.  The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Partnership that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Partnership or any of its affiliates.

The exhibit to this report may include certain statements concerning expectations for the future that are forward-looking statements as defined by federal securities law.  It is important to note that the Partnership’s actual results could differ materially from those projected in such forward-looking statements.  Factors that could affect those results include those mentioned in the Partnership’s Annual Report on Form 10-K and other documents that the Partnership has filed with the Securities and Exchange Commission.  In addition, we do not intend to update these statements unless it is required by the securities laws to do so, and we undertake no obligation to publicly release the result of any revisions to any such forward-looking statements that may be made to reflect events or circumstances after the date of this report or to reflect the occurrence of unanticipated events.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	EXHIBIT
Exhibit 99.1	Slides from presentation to be used on December 4, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUSTAR ENERGY L.P.

	By:	Riverwalk Logistics, L.P.
its general partner

	By:	NuStar GP, LLC
its general partner

Date: December 4, 2012	By:	/s/ Amy L. Perry
	Name:	Amy L. Perry
	Title:	Vice President, Assistant General Counsel and
Corporate Secretary

EXHIBIT INDEX

Exhibit Number	EXHIBIT
Exhibit 99.1	Slides from presentation to be used on December 4, 2012.